UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2013

HANCOCK FABRICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Fashion Way
Baldwyn, Mississippi 38824
(Address of Principal Executive Offices)

(662) 365-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01 Other Events.

Hancock Fabrics, Inc. (the “Registrant”) has called for redemption the remaining $5,141,362.57 in aggregate principal amount outstanding of its 2008 Floating Rate Series A Secured Notes due 2013 (the “Notes”) pursuant to the terms of the Indenture dated June 17, 2008 (the “Indenture”) governing the Notes.  The Notes are expected to be redeemed on January 31, 2013 at 100% of the principal amount held by each Holder plus interest accrued to the redemption date and any additional amounts owed under the Indenture on the redemption date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK FABRICS, INC.

Date: January 3, 2013	By:	/s/ Larry D. Fair
	Name:	Larry D. Fair
	Title:	Vice President, Chief Accounting Officer, Interim
Chief Financial Officer